UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

BUNGE LIMITED
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip code)

(914) 684-2800 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 23, 2019, Bunge Limited (“Bunge”) held its 2019 annual general meeting of shareholders (the “Annual General Meeting”). At the Annual General Meeting, shareholders elected Bunge’s director nominees, approved the appointment of Deloitte & Touche LLP as Bunge’s independent auditors for fiscal year 2019 and approved the advisory vote on executive compensation. These proposals are described in Bunge's definitive proxy statement for the Annual General Meeting filed with the Securities and Exchange Commission on April 10, 2019. The results of the votes at the Annual General Meeting were as follows:

Proposal 1: Election of directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Vinita Bali	94,895,504	14,532,702	72,866	8,189,188
Carol M. Browner	95,634,834	13,791,592	74,646	8,189,188
Andrew Ferrier	94,534,287	14,883,468	83,317	8,189,188
Paul Fribourg	94,125,483	15,302,140	73,449	8,189,188
J. Erik Fyrwald	95,377,364	14,028,457	95,251	8,189,188
Gregory A. Heckman	95,679,560	13,746,822	74,690	8,189,188
Kathleen Hyle	95,450,835	13,986,754	63,483	8,189,188
John E. McGlade	94,677,844	14,739,502	83,726	8,189,188
Henry W. (Jay) Winship	95,248,211	14,170,447	82,414	8,189,188
Mark N. Zenuk	95,675,406	13,750,012	75,654	8,189,188

  The directors listed above were elected for a one-year term.

Proposal 2: Approval of Deloitte & Touche LLP as independent auditors for fiscal year 2019 and authorization of the Audit Committee of the Board of Directors to determine the independent auditors’ fees:

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,868,404	11,658,438	163,418	N/A

Proposal 3: Advisory vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,993,496	19,376,652	130,924	8,189,188

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2019

BUNGE LIMITED

By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Deputy General Counsel and Secretary